SUMMARY PROSPECTUS

Royce Mid-Cap Fund

MAY 1, 2011 Service Class Symbol: RMIDX

Before you invest, please review the Fund’s Statutory Prospectus and Statement of Additional Information, dated May 1, 2011 and December 6, 2011, respectively. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund are available online at www.roycefunds.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.roycefunds.com/contact or by contacting your financial intermediary.

www.roycefunds.com

SUMMARY PROSPECTUS

Royce Mid-Cap Fund

MAY 1, 2011 Service Class Symbol: RMIDX

Investment Goal
Royce Mid-Cap Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases				0.00%

Maximum deferred sales charge				0.00%

Maximum sales charge (load) imposed on reinvested dividends				0.00%

Redemption fee (as a percentage of amount redeemed on shares held for less than 180 days)				1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management fees				1.00%
Distribution (12b-1) fees				0.25%
Other expenses				1.39%

Total annual Fund operating expenses				2.64%

Fee waivers and/or expense reimbursements				(1.15)%

Total annual Fund operating expenses after fee waivers and/or expense reimbursements				1.49%

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses at or below 1.49% through April 30, 2013 and at or below 1.99% through April 30, 2021.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses
	(net of fee waivers and/or expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

	$152	$525	$978	$2,234

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

Royce Mid-Cap Fund

Principal Investment Strategy
Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of midcap companies with market capitalizations from $2.5 billion to $15 billion that Royce believes are trading significantly below its estimate of their current worth. The Fund generally seeks to invest in securities of companies that have excellent business strengths, high internal rates of return and exhibit above-average prospects. The Fund seeks to accomplish its objectives by (i) employing a disciplined value approach that examines the financial and operating dynamics of a business in an attempt to identify companies whose market value differs from Royce’s assessment of its intrinsic/business or current worth and, (ii) identifying what Royce believes are opportunistic situations for such undervalued companies. Such opportunistic situations may include turnarounds, companies with interrupted earnings patterns, companies with unrecognized asset values, and companies with misplaced investor concerns or underappreciated potential.

      Normally, the Fund invests at least 80% of its net assets in equity securities of such mid-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Mid-Cap Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, as of December 31, 2010, the Fund held less than 100 portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

     Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
     Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s cumulative total return since its inception compares with that of the Russell Midcap Index, the Fund’s benchmark index.

CALENDAR YEAR TOTAL RETURNS in Percentages (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 13.82% (quarter ended 12/31/10) and the lowest return for a calendar quarter was -10.76% (quarter ended 6/30/10).

ANNUALIZED TOTAL RETURNS (12/31/10)

	1 Year	Since Inception (12/31/09)

Return Before Taxes	18.60%	18.60%
Return After Taxes on Distributions	18.60	18.60
Return After Taxes on Distributions and Sale of Fund Shares	12.09	12.09

Russell Midcap Index (Reflects no deductions for fees, expenses or taxes)	25.48	25.48

     The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider

2  |  The Royce Fund Summary Prospectus 2011

Royce Mid-Cap Fund

the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

Investment Adviser
Royce serves as investment adviser to the Fund. A portfolio management team comprised of Carl Brown, Brendan Hartman, James Stoeffel, each a Portfolio Manager of Royce, and W. Whitney George, Co-Chief Investment Officer, Managing Director, and Portfolio Manager of Royce, manages the Fund. In general, no one member of the portfolio management team is primarily responsible for making investment recommendations for the Fund. This portfolio management team has managed the Fund since its inception.

How to Purchase and Sell Fund Shares
Minimum initial investments for shares of the Fund’s Service Class purchased directly from The Royce Fund:

Account Type	Minimum

Regular Account	$2,000

IRA	$1,000

Automatic Investment or Direct Deposit Plan Accounts	$1,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.
     You may sell shares in your account at any time and make requests online, by telephone and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary.

Tax Information
The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Summary Prospectus 2011 | 3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com/literature.

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com